UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2015

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers

At a meeting held on June 29, 2015, the Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of Constellation Brands, Inc. (the “Company”) took the following actions with regard to certain compensatory arrangements for David Klein, Executive Vice President and Chief Financial Officer.

Approval of Salary

The Committee set Mr. Klein’s annual base salary which will take effect retroactively as of June 12, 2015, the date on which Mr. Klein became Executive Vice President and Chief Financial Officer. Specifically, Mr. Klein will receive an annual base salary of $530,000. Mr. Klein is also eligible to receive the perquisites and benefits which the Company provides its other executive officers.

Employment Agreement

The Committee also determined it was appropriate to enter into an executive employment arrangement (“Employment Agreement”) with Mr. Klein. The Employment Agreement with Mr. Klein contains provisions concerning his term of employment, voluntary and involuntary termination, severance payments, and other termination benefits. Mr. Klein’s Employment Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is substantially similar to the employment agreements which the Company has entered into with other executive officers since 2010.

The term of Mr. Klein’s Employment Agreement runs from June 29, 2015 until February 28, 2016, provided that on February 28, 2016, and on each subsequent anniversary thereof, the term shall automatically be extended by the parties for an additional one-year period, until the Company gives Mr. Klein notice, not less than 180 days prior to February 28, 2016, or an anniversary thereof, of a decision not to extend the Employment Agreement for an additional one-year period.

The Employment Agreement provides for an initial annual base salary level for Mr. Klein in the amount of $530,000, which may be adjusted upwards by the Committee.

Mr. Klein’s Employment Agreement is intended to comply with the provisions of Section 409A of the Internal Revenue Code, as amended. It provides for a cash payment equal to two (2) times Base Salary as in effect on the Termination Date and two (2) times the average annual bonus paid to him over the prior three (3) most recently completed fiscal years, as well as an amount equal to the cost of medical and dental coverage for a period of twenty-four (24) months, in the event the Employment Agreement expires or his employment is terminated by him for a Good Reason Termination or by the Company for any reason other than a For Cause Termination (as each term is defined in the Employment Agreement). Mr. Klein would also receive up to eighteen (18) months of outplacement services under these circumstances.

In addition, the Employment Agreement contains restrictions upon Mr. Klein’s ability, during and after the period of employment, to use confidential information or trade secrets of the Company, to provide services that are competitive with the Company, and to solicit or induce employees to terminate their employment relationships with the Company.

The preceding description of Mr. Klein’s Employment Agreement is a summary and is qualified in its entirety by the Employment Agreement filed herewith as Exhibit 10.1, all of which is incorporated by reference herein.

Criteria for 2016 Fiscal Year End Incentive Award

The Committee adopted the Annual Management Incentive Plan (AMIP) 2016 Fiscal Year Award Program for Newly-Designated Executive Officer David Klein, thereby establishing the performance criteria and bonus opportunity for Mr. Klein for Fiscal 2016. Pursuant to the 2016 Program for Mr. Klein, the potential incentive award for Fiscal 2016, if any, will equal 0.25% of “Earnings Before Interest and Taxes” as calculated under the AMIP and the 2016 Program for Mr. Klein and measured for the period from June 1, 2015 through February 29, 2016. The Committee reserves the right to exercise its negative discretion at the end of Fiscal 2016 to reduce the amount calculated in the preceding sentence to a bonus payment for Mr. Klein that the Committee believes to be appropriate based on such quantitative and qualitative factors as it deems appropriate. Also, no individual AMIP payout for a fiscal year or other performance period may exceed $5 million.

Stock Option Grants

The Committee granted options to purchase shares of the Company’s Class 1 Common Stock under the Company’s Long-Term Stock Incentive Plan (the “Stock Plan”) to certain of the Company’s management personnel, including Mr. Klein, subject to the Terms and Conditions Memorandum with respect to the Stock Plan, the form of which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated April 28, 2014 and is incorporated herein by reference. The following table sets forth information regarding the grant to Mr. Klein:

Name	Number of Stock Options (1)	Exercise Price Per Share (2)
David Klein	11,010	$115.60

(1)
The option granted has a 10-year term, subject to earlier termination upon the occurrence of certain events related to termination of employment. One-fourth of the options become exercisable on each of the following anniversary dates: June 29, 2016, June 29, 2017, June 29, 2018 and June 29, 2019 provided that Mr. Klein remains in continuous employment with the Company or any of its subsidiaries until that date. The options can vest at an earlier date upon Mr. Klein’s Retirement (as that term is defined in the Terms and Conditions Memorandum) at any time on or after November 1, 2015, death, or Disability (as that term is defined in the Terms and Conditions Memorandum). Under the terms of the Stock Plan, options become fully exercisable immediately in the event of a Change in Control (as that term is defined in the Stock Plan).

(2)
The exercise price is equal to the closing price of the Company’s Class A Common Stock (into which, subject to certain requirements, shares of the Company’s Class 1 Common Stock are convertible on a one-for-one basis) on the New York Stock Exchange on June 29, 2015.

Restricted Stock Unit Grants

The Committee granted restricted stock units under the Stock Plan to certain of the Company’s management personnel, including Mr. Klein, subject to the provisions of a Restricted Stock Unit Agreement, the form of which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated April 28, 2015 and is incorporated herein by reference. The restricted stock units entitle Mr. Klein to receive a single share of the Company’s Class A Common Stock for each restricted stock unit granted under the Stock Plan. On June 29, 2015, which was the date of the restricted stock unit grant, the closing price of the Company’s Class A Common Stock on the New York Stock Exchange was $115.60 per share. The following table sets forth information regarding the grant to Mr. Klein:

Name	Number of Units (1)
David Klein	1,590

(1)
Unvested restricted stock units under the grant are subject to forfeiture upon the occurrence of certain events related to termination of employment. One-fourth of the awarded units vest on each of the following dates: May 1, 2016, May 1, 2017, May 1, 2018 and May 1, 2019 provided that Mr. Klein remains in continuous employment with the Company or any of its subsidiaries until that date. The grant can vest at an earlier date upon the Retirement (as that term is defined in the Restricted Stock Unit Agreement) at any time on or after November 1, 2015, death, or RSU Disability (as that term is defined in the Restricted Stock Unit Agreement) of Mr. Klein. Under the terms of the Stock Plan, grants become fully vested in the event of a RSU Change in Control (as that term is defined in the Restricted Stock Unit Agreement). Dividend equivalents will accrue on the Restricted Stock Units (pursuant to the terms of the Restricted Stock Unit Agreement) during the period beginning June 29, 2015 and ending on the date that shares of Class A Common Stock are issued in settlement of vested Restricted Stock Units (as that term is defined in the Restricted Stock Unit Agreement) and the dividend equivalents will vest and become payable (net of applicable taxes) on the same terms and at the same time of settlement as the Restricted Stock Unit to which they relate.

Performance Share Unit Grants

The Committee granted performance share units to be settled in the Company’s Class A Common Stock under the Stock Plan to Mr. Klein, subject to the provisions of the Performance Share Unit Agreement for executives (updated to reflect the specific information with respect to the grant to Mr. Klein). The form of Performance Share Unit Agreement for executives was previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated April 28, 2015 and is incorporated herein by reference. The number of shares of the Company’s Class A Common Stock to be issued pursuant to the performance share units will depend upon the Company’s Relative Total Stockholder Return (as that term is defined in the Performance Share Unit Agreement for executives) during the period from June 1, 2015 through February 28, 2018. On June 29, 2015, which was the date of the performance share unit grant, the closing price of the Company’s Class A Common Stock on the New York Stock Exchange was $115.60 per share. The following table sets forth information regarding the target award to Mr. Klein:

Name	Target Number of Units (1)
David Klein	1,590

(1)
Unvested performance share units are subject to forfeiture upon the occurrence of certain events related to termination of employment. Mr. Klein may vest in his right to receive the applicable number of performance share units if he remains in continuous employment with the Company or any of its subsidiaries until May 1, 2018. Mr. Klein will only vest in his right to receive the performance share units if the Company achieves certain Relative Total Stockholder Return results as set forth in the Performance Share Unit Agreement for executives. In the event Mr. Klein retires (as the term “Retirement” is defined in the Performance Share Unit Agreement for executives) at any time on or after November 1, 2015 and prior to May 1, 2018, vested awards are payable on a pro rata basis (as set forth in the Performance Share Unit Agreement for executives) and settled between May 1, 2018 and May 15, 2018 (consistent with the settlement date for participants with continuing employment). Target awards can vest at an earlier date upon the death or PSU Disability (as that term is defined in the Performance Share Unit Agreement for executives) of Mr. Klein or in the event of a PSU Change in Control (as that term is defined in the Performance Share Unit Agreement for executives). Dividend equivalents will accrue on the Performance Share Units (pursuant to the terms of the Performance Share Unit Agreement for executives) during the period beginning June 29, 2015 and ending on the date that shares of Class A Common Stock are issued in settlement of vested Performance Share Units (as that term is defined in the Performance Share Unit Agreement for executives) and the dividend equivalents will vest and become payable (net of applicable taxes) on the same terms and at the same time of settlement as the Performance Share Unit to which they relate.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Executive Employment Agreement made as of June 29, 2015, between Constellation Brands, Inc. and David Klein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2015	CONSTELLATION BRANDS, INC.

	By:	/s/Thomas J. Mullin
Thomas J. Mullin
Executive Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(10)	MATERIAL CONTRACTS

(10.1)	Executive Employment Agreement made as of June 29, 2015, between Constellation Brands, Inc. and David Klein (filed herewith).*

(10.2)
Form of Terms and Conditions Memorandum for U.S. Employees with respect to grants of options to purchase Class 1 Stock pursuant to the Company’s Long-Term Stock Incentive Plan (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated April 28, 2014, filed May 1, 2014 and incorporated herein by reference).*

(10.3)
Form of Restricted Stock Unit Agreement with respect to the Company’s Long-Term Stock Incentive Plan (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated April 28, 2015, filed May 1, 2015 and incorporated herein by reference).*

(10.4)
Form of Performance Share Unit Agreement for executives with respect to the Company’s Long-Term Stock Incentive Plan (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated April 28, 2015, filed May 1, 2015 and incorporated herein by reference).*

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

Not Applicable.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.

(106)	STATIC POOL PDF

Not Applicable.

*Designates management contract or compensatory plan or arrangement.